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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   Form 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                               November 1, 1996
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                                Date of Report
                       (Date of earliest event reported)


                      CHAMPION INTERNATIONAL CORPORATION
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            (Exact name of registrant as specified in its charter)



                                   NEW YORK
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                (State or other jurisdiction of incorporation)


        1-3053                                            13-1427390
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


               One Champion Plaza, Stamford, Connecticut   06921
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             (Address of principal executive offices)   (Zip Code)


                                (203) 358-7000
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             (Registrant's telephone number, including area code)



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ITEM 5.  Other Events

Recent Financing

      On November 6, 1996, the Registrant completed the sale of $200,000,000 aggregate principal amount of its 7.20% Debentures due November 1, 2026 (the "Debentures"). Net proceeds of approximately $198,386,000 will be applied to the payment at maturity of a portion of the Company's commercial paper and to the prepayment of a portion of the Company's bank term loans.

      The Debentures were issued under an Indenture dated as of May 1, 1992 between the Registrant and The Chase Manhattan Bank, as trustee.


                                 EXHIBITS

      1.1 Pricing Agreement, dated November 1, 1996, among the Registrant and Goldman, Sachs & Co., Salomon Brothers Inc, Chase Securities Inc. and
           J. P. Morgan Securities Inc., the Underwriters named in Schedule I thereto, relating to the offer and sale of the Registrant's 7.20% Debentures due November 1, 2026

      4.1 Form of Debenture for the Registrant's 7.20% Debentures due November 1, 2026

      12   Statement re computation of ratios of earnings to fixed charges



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                                 SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         Champion International Corporation



                                         By:      /s/ Lawrence A. Fox
                                            --------------------------------
                                                   Lawrence A. Fox
                                             Vice President and Secretary

Dated:  November 6, 1996







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